UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
CARDINAL ETHANOL, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2009 ANNUAL MEETING OF MEMBERS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL 1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
MEMBER PROPOSALS AND NOMINATIONS FOR DIRECTOR POSITIONS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
ANNUAL REPORT AND FINANCIAL STATEMENTS

NOTICE OF 2009 ANNUAL MEETING OF MEMBERS

Wednesday, February 11, 2009

To our Members:

The 2009 Annual Meeting of Members (the “2009 Annual Meeting”) of Cardinal Ethanol, LLC (the “Company”) will be held on Wednesday, February 11, 2009 at the Winchester High School, Winchester, Indiana. Registration for the meeting will begin at 5:00 p.m. The 2009 Annual meeting will commence at approximately 6:00 p.m. EST. The purposes of the meeting are to:

•	Elect eight (8) directors to our Board of Directors; and

•	Transact such other business as may properly come before the 2009 Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (765) 964-3137.

Only members listed on the Company’s records at the close of business on January 13, 2009 are entitled to notice of the Annual Meeting and to vote at the 2009 Annual Meeting and any adjournments thereof. The proxy statement, proxy card and annual report to members are also available at www.cardinalethanol.com under the “Annual Meeting” tab. For your proxy card to be valid, it must be received by the Company no later than 5:00 p.m. EST on Monday, February 9, 2009. If you have any questions regarding the information in the proxy statement or completion of the proxy card, or if you need directions to attend the meeting and vote in person, please call our office at (765) 964-3137.

All members are cordially invited to attend the 2009 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to the Company at (765) 964-3349 or mail it to us using the enclosed envelope.

By order of the Board of Directors,

/s/
Troy Prescott
Troy Prescott
Chairman of the Board

Union City, Indiana
January 13, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK]

CARDINAL ETHANOL, LLC
1554 N. County Road 600 E.,
Union City, Indiana 47390

Proxy Statement
2009 Annual Meeting of Members
Wednesday, February 11, 2009
6:00 p.m. EST

The enclosed proxy is solicited by the Board of Directors of Cardinal Ethanol, LLC (the “Company” or “Cardinal Ethanol”) for use at the 2009 annual meeting of members of the Company to be held on Wednesday, February 11, 2009 (the “2009 Annual Meeting”), and at any adjournment thereof. The 2009 Annual Meeting will be held at the Winchester High School, Winchester, Indiana. Registration for the meeting will begin at 5:00 p.m. EST. The Annual Meeting will commence at approximately 6:00 p.m. EST. This solicitation is being made by mail, however the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter. Distribution of this proxy statement and a proxy card is scheduled to begin on or about January 13, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	You received this proxy statement because you were a member of the Company at the close of business on January 13, 2009, the record date. The Board of Directors is soliciting the proxies of members who are not “Appointing Members” pursuant to Section 5.3(c) of our Second Amended and Restated Operating Agreement (“operating agreement”). An “Appointing Member” is any member or any related party or affiliate thereof, who purchased 400 or more units in the Company’s initial public offering and who, as a result of the purchase of such units, appointed one director to our board of directors. Any member who is entitled to appoint a director pursuant to section 5.3(c) of our operating agreement is not entitled to vote for the election of any other directors. If you are not an “Appointing Member”, you are entitled to vote on the election of directors at the 2009 Annual Meeting.

Q:	When and where is the 2009 Annual Meeting?

A:	The 2009 Annual Meeting will be held at the Winchester High School, Winchester, Indiana on February 11, 2009. Registration for the meeting will begin at 5:00 p.m. The Annual Meeting will commence at approximately 6:00 p.m. EST.

Q:	What am I voting on?

A:	You are voting on:

• The election of eight (8) directors.

The eight nominees, nominated by the Board of Directors, are Thomas Chalfant, Troy Prescott, Thomas Chronister, John Fisher, Jerry Voisinet, Robert Davis, Cy LeFevre and Dale Schwieterman. In addition, members have nominated Everett Hart, Ralph Brumbaugh and Steven Snider pursuant to Section 5.3(b) of our operating agreement. The Board of Directors recommends a vote FOR the election of Thomas Chalfant, Troy Prescott, Thomas Chronister, John Fisher, Jerry Voisinet, Robert Davis, Cy LeFevre and Dale Schwieterman for directors.

Q:	How many votes do I have?

A:	On any matter which may properly come before the meeting, each member entitled to vote will have one vote for each membership unit owned of record by such member as of the close of business on January 13, 2009. Pursuant to section 6.15 of the operating agreement, members do not have any dissenters’ rights.

Q:	What is the voting requirement to elect the directors?

A:	In the election of directors, the eight persons receiving the greatest number of votes will be elected.

Q:	How many membership units are outstanding?

A:	At the close of business on January 13, 2009, there were 14,606 outstanding membership units. At the close of business on January 13, 2009 there were 11,647 outstanding membership units held by non-Appointing Members, meaning that there can be a total of 11,647 votes on the election of directors.

Q:	What is the effect of an abstention?

A:	Abstentions will be counted when determining whether a quorum is present. Abstentions for director elections, however, will not be counted either for or against any nominee because directors are elected by plurality vote, meaning that the person receiving the most votes wins.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2009 Annual Meeting either in person or by proxy. You may vote using any of the following methods:

• Proxy Card.  The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2009 Annual Meeting. The membership units represented by each properly executed card will be voted at the 2009 Annual Meeting in accordance with the member’s directions. The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card. After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or by fax to the Company at (765) 964-3349. In order for your vote to count, the Company must receive it by 5:00 p.m. EST on Monday, February 9, 2009.

• In person at the 2009 Annual Meeting. All members of record as of January 13, 2009 may vote in person at the 2009 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must either sign the proxy card or attend the 2009 Annual Meeting in order for the units to be counted in the election of directors.

Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:

• Voting in person at the 2009 Annual Meeting;

• Giving personal or written notice of the revocation, which is received by Troy Prescott, Chairman of the Company’s Board of Directors, at the Company’s offices at 1554 N. County Road 600 E., Union City, IN 47390 by 5:00 p.m. EST on Monday, February 9, 2009; or

• Giving personal or written notice of the revocation to the Company’s Secretary, Steven Snider, at the commencement of the 2009 Annual Meeting.

Q:	What happens if I mark too few or too many boxes on the proxy card?

A:	If you do not mark any choices for directors on the proxy card, then the Proxies will vote your units FOR Thomas Chalfant, Troy Prescott, Thomas Chronister, John Fisher, Jerry Voisinet, Robert Davis, Cy LeFevre and Dale Schwieterman. If you mark fewer than eight (8) choices for directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you mark more than eight (8) choices for directors, your proxy card will be nullified and will not count toward the election of directors.

If you are entitled to vote on the election of directors and you submit a proxy card, your units will be included in the determination of whether a quorum is present at the Annual Meeting, even if you abstain from voting. If you do not submit a proxy card or attend the Annual Meeting, your units will not be counted as present at the Annual Meeting for purposes of determining whether a quorum is present.

Q:	Who can attend the 2009 Annual Meeting?

A:	All members as of the close of business on January 13, 2009, the record date, may attend the 2009 Annual Meeting.

Q:	What is the Record date for the 2009 Annual Meeting?

A:	January 13, 2009.

Q:	Who will count the votes?

A:	All votes will be tabulated by the inspector of election appointed for the Annual Meeting, which will be our Chief Financial Officer, Techia Brewer. Ms. Brewer will be assisted by an administrative employee of the Company. The inspector of election will separately tabulate votes and abstentions.

Q:	What constitutes a quorum?

A:	The presence in person or by proxy of members holding 25% of the issued and outstanding units allowed to vote on the matter is required to constitute a quorum. On January 13, 2009 the Company had 14,606 issued and outstanding membership units. Of those units only 11,647 units may be voted in the election of directors or counted towards a quorum at the 2009 Annual Meeting because 2,959 units are held by “Appointing Members” who have appointed directors pursuant to Section 5.3(c) of our operating agreement and who are thus, unable to vote on the election of directors. As a result, the presence in person or by proxy of 2,912 membership units will constitute a quorum. If you are entitled to vote on the election of directors and submit a proxy or appear at the meeting, then you will be considered part of the quorum.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:	Recommendations for nominations for director seats are made by a nominating committee appointed by the Board of Directors. In addition, a member may nominate a candidate for director by following the procedures explained in this proxy statement on page 16 and Section 5.3 of the operating agreement, as may be amended.

Q:	What is a member proposal?

A:	A member proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is placed in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the proxy statement on page 16. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

Election of Directors

Twenty-four (24) initial directors, all of whom were appointed by the initial members, comprise the current Board of Directors. The initial term for these directors ends with the first annual or special meeting of the members following substantial completion of the construction of the Company’s ethanol facilities. The facilities were substantially completed on November 1, 2008, therefore, the February 11, 2009 election of directors will terminate the initial terms of the twenty-four (24) directors.

Pursuant to the operating agreement, the Board of Directors fixed the total number of directors to be elected by the members at eight (8) (“elected directors”). The elected directors will be divided into three (3) classes which will serve staggered terms until 2010, 2011, or 2012. As a result, in accordance with the operating agreement, two (2) directors will serve one-year terms (“Group I”), three (3) directors will serve two-year terms (“Group II”), and three (3) directors will serve three-year terms (“Group III”). Beginning at the 2010 Annual Meeting of Members, the members will vote for one group of directors, each of which will serve three-year terms.

In addition, Section 5.3 of the operating agreement authorizes each Member, along with any related parties or affiliates who holds four hundred (400) or more Units purchased during the initial public offering of the Company to appoint one (1) Director. There are five (5) Members that qualify to appoint a Director under this section. Any Member that appoints a Director is not entitled to vote on the Elected Directors.

The Board of Directors has nominated the following persons for election as directors: Thomas Chalfant, Troy Prescott, Thomas Chronister, John Fisher, Jerry Voisinet, Robert Davis, Cy LeFevre, and Dale Schwieterman. All board nominees have indicated their willingness to serve as directors if elected. In addition, Everett Hart, Ralph Brumbaugh, and Steven Snider have been nominated by members pursuant to Section 5.3(b) of our operating agreement and have indicated their willingness to serve as directors if elected. All of the nominees are incumbent directors.

The eight nominees receiving the highest vote totals will be elected as directors of the Company at the 2009 Annual Meeting, provided a quorum is present. The Board of Directors has determined that Thomas Chalfant and Troy Prescott will be placed in Group I, and if elected, they will become Group I Directors and each will serve a term until the 2010 Annual Meeting of Members. Thomas Chronister, John Fisher and Jerry Voisinet will be placed in Group II, and if elected, will become Group II Directors and each will serve a term until the 2011 Annual Meeting of Members. Robert Davis, Cy LeFevre and Dale Schwieterman will be placed in Group III, and if elected, will become Group III Directors. The Group III Directors will serve a term until the 2012 Annual Meeting of Members.

Any person elected as a director of the Company in this election, who is not one of the individuals nominated by the Board of Directors, will be classified on the same basis as designated for the candidate nominated by the Board of Directors who was not elected. If there is more than one such director elected who is not nominated by the Board, then such director will be classified as Group I, Group II, or Group III based on the number of votes obtained by each such director, with the director who receives the greatest number of votes being classified so that the director receives the longest term as director, and the director who receives the lowest number of votes being classified such that the director receives the shortest term as a director.

Required Vote and Board Recommendation

As indicated in the proxy, if you are entitled to vote and do not mark any choices for directors on the proxy card, then the Proxies will vote your units FOR the eight (8) board nominees. If you are entitled to vote and you do not submit a proxy card or attend the meeting or if you abstain from voting, your vote will not be counted either for or against any nominee because the directors will be elected by a plurality vote, meaning that those nominees receiving the greatest number of votes relative to the other nominees will be elected. Votes withheld or abstained for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election. If you mark fewer than eight (8) choices for directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you mark more than eight (8) choices your proxy will be nullified and will not count in the election of directors. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THOMAS CHALFANT, TROY PRESCOTT, THOMAS CHRONISTER, JOHN FISHER, JERRY VOISINET, ROBERT DAVIS, CY LEFEVRE AND DALE SCHWIETERMAN AS DIRECTORS

Information about Current Directors and Nominees

The following table contains certain information with respect to the nominees for election to the Board of Directors at the 2009 Annual Meeting:

		Year First Became A	If Elected, Term will
Name and Principal Occupation	Age	Director	Expire

Thomas Chalfant	58	Inception	2010
Troy Prescott	43	Inception	2010
Thomas Chronister	57	2005	2011
John Fisher	93	2005	2011
Jerry Voisinet	62	2005	2011
Robert Davis	49	2005	2012
Cy LeFevre	62	2005	2012
Dale Schwieterman	58	2005	2012
Everett Hart	71	2005	*
Ralph Brumbaugh	66	2005	*
Steven Snider	49	2005	*

*	Any person elected as a director of the Company in this election, who is not one of the individuals nominated by the Board of Directors, will be classified on the same basis as designated for the candidate nominated by the Board of Directors who was not elected. If there is more than one such director elected who is not nominated by the Board, then such director will be classified as Group I, Group II, or Group III based on the number of votes obtained by each such director, with the director who receives the greatest number of votes being classified so that the director receives the longest term as director, and the director who receives the lowest number of votes being classified so that the director receives the shortest term as a director.

Biographical Information of Nominees

Thomas E. Chalfant, Vice Chairman/Vice President, Director, Age 58, 12028 West 700 North, Parker City, Indiana 47368.

Mr. Chalfant has been farming in Randolph County since 1974 and is the vice president and secretary of Chalfant Farms, Inc. He has also served a member of the board of directors of First Merchants Bank since 1999, and is the president of the Randolph County Farm Bureau. Mr. Chalfant graduated from Purdue University with a bachelors of science in agriculture. Mr. Chalfant has served as our vice chairman and a director since our inception.

Troy Prescott, Chairman/President, Director, Age 43, 3780 North 250 East, Winchester, Indiana 47394.

Mr. Prescott has been a grain farmer in Randolph County, Indiana for the past 25 years and presently owns and operates a 2,500-acre row crop farm near Winchester, Indiana. In addition, for 11 years Mr. Prescott and his wife owned and operated Cheryl’s Restaurant which they sold in December 2005. He served two terms on the board of directors for the Randolph Central School District. Mr. Prescott has just begun his first term as a Randolph County Commissioner. Mr. Prescott has served as our chairman and a director since our inception.

Thomas C. Chronister, Director, Age 57, 440 Kerr Island North, Rome City, Indiana, 46784.

Since 1975, Mr. Chronister has worked as the manager and pharmacist for Chronister Kendallville Drug, Inc. He also owns and operates 160 apartments in the Fort Wayne, Indiana area. Mr. Chronister graduated from Purdue University in 1975 with a bachelor’s degree in pharmacy. Mr. Chronister has served as a director since December 7, 2005.

John Wesley Fisher, Director, Age 93, 3711 Burlington, Muncie, Indiana 47302.

Mr. Fisher is an honorary director and chairman emeritus of the board of directors of Ball Corporation, a manufacturer of metal and plastic container and aerospace components. Mr. Fisher joined Ball Corporation in 1941 as a trainee. Following nine years in various manufacturing assignments he was named vice president of manufacturing, and in 1954 became vice president of sales. Mr. Fisher was elected a corporate vice president in 1963, and was named president and CEO in 1970. He was elected chairman and CEO in 1978. Mr. Fisher retired as CEO in 1981 and as chairman of the board in 1986. He had served as a director of Ball Corporation since 1943. Mr. Fisher is a life director and past chairman of the board of directors of the National Association of Manufacturers. He currently serves as chairman of Cardinal Health System in Muncie, Indiana, a life trustee of DePauw University, a member of the University of Tennessee Development Council, a regent of the Indiana Academy and a member of the East Central Indiana Committee on Medical Education. Mr. Fisher is the President of Fisher Properties of Indiana, Inc., which operates a large fish farm, cherry and apple orchard, and a grain farm. Mr. Fisher received a bachelor’s degree from the University of Tennessee in 1938 and an MBA from the Harvard Graduate School of Business Administration in 1942. Mr. Fisher has served as a director since December 7, 2005.

Jerrold Leo Voisinet, Director, Age 62, 450 Garby Road, Piqua, Ohio 45356.

Since 1980, Mr. Voisinet has been the owner and manager of two storage rental facilities, containing more than 1,300 units, located in Miami County and Mercer County, Ohio. Prior to that, Mr. Voisinet served in the U.S. Army, where he retired after a 20 year career in 1996 in Logistics. Mr. Voisinet, a Vietnam Veteran has served as a director since December 7, 2005.

Robert John Davis, Director, Age 49, 4465 North County Road 100 E, New Castle, Indiana 47362.

Mr. Davis has been the owner and operator of Spiceland Wood Products, Inc., a manufacturing firm supplying the residential and commercial marketplace with customized wood products, since 2001. Previously he was the Vice President of Operations for Frank Miller Lumber Company and for Grede Foundries, Inc. He also owns a 260-acre farm near New Castle, Indiana. He graduated from Purdue University School of Engineering in Materials Engineering. Mr. Davis has served as a director since December 7, 2005.

Cyril George LeFevre, Director, Age 62, 1318 Fox Road, Ft. Recovery, Ohio 45846.

Mr. LeFevre has been the president and owner of Ft. Recovery Equipment Co. Inc. for the past 35 years. He also owns and operates a 2,500 acre farming operation. Mr. LeFevre received an industrial engineering degree from University of Dayton in 1969. Mr. LeFevre has served as a director since December 7, 2005.

Dale A. Schwieterman, Treasurer, Director, Age 58, 3924 Cr 716 A, Celina, Ohio 45822.

Since 1974, Mr. Schwieterman has been employed as a certified public accountant. Since July 17, 1987, he has served as the president of McCrate DeLaet and Co., which provides accounting and tax consulting and preparation services. He is also involved with grain farming and cattle feeding partnerships in Mercer County, Ohio. He graduated from Bowling Green University with a degree in business in 1972. Mr. Schwieterman has served as a director since December 7, 2005.

Ralph E. Brumbaugh, Director, Age 66, 6290 Willis Road, Greenville, Ohio 45331.

Mr. Brumbaugh is a director and part-owner of Brumbaugh Construction, Inc., a commercial construction business which he founded in 1962. Since 1974, he has been the owner of Creative Cabinets, a commercial interior supply company. Mr. Brumbaugh has served as a director since December 7, 2005.

Everett Leon Hart, Director, Age 71, 6934 Bradford Children’s Home Road, Greenville, Ohio 45331.

For 29 years, Mr. Hart owned and operated Nu-Way Farm Systems, Inc. Mr. Hart has served as a consultant for NuWay Builders for the last five years. Mr. Hart has been a partner in EDGE Development LLC for the last 18 years and a partner in Classic Mark LLC for the last eight years. Mr. Hart has been an owner of commercial rental property for 37 years, an owner of Greenville Store & Lock for 27 years and an owner of Hart Truck Rental LLC for one year. In addition, Mr. Hart has been a partner in Harris Development Corp. for 20 years. Mr. Hart has served on the Darke County Chamber of Commerce Board of Directors for 29 years and has served as the president and chairman of the agricultural committee for the Chamber of Commerce. In addition, Mr. Hart has served two terms as the chairman of the Board for St. John Lutheran Church. Mr. Hart has served as a director since December 7, 2005.

Steven John Snider, Secretary, Director, Age 49, 7290 N. Langdon Rd., Yorktown, Indiana 47396.

Mr. Snider is the region manager for AgReliant Genetics in Westfield, Indiana, with whom he began his career in 1982. He is the Secretary of Silver Fox Developments in Warsaw, Indiana and he is the managing partner of SMOR, LLC, a real estate development and investment group. He received a bachelor’s degree in agricultural economics from Purdue University in 1982. Mr. Snider has served as a director since December 7, 2005 and as our secretary since May 2008.

Biographical Information of Non-Nominee Directors

Robert E. Anderson, Director, Age 79, 5737 East 156th Street, Noblesville, Indiana 46062.

Since 1971, Mr. Anderson has been an owner and operator of Iron Wheel Farm, Inc., a 1,800-acre farming operation. He is the chairman of the Riverview Hospital Foundation Board in Noblesville, Indiana. Until his retirement in 1987, he worked 42 years as a life insurance agent for Equitable Life Insurance Company. He is also the past president of Indianapolis Life Insurance Association. Mr. Anderson previously served as Lt. Governor for Kiwanis of Indiana. Mr. Anderson has served as a director since December 7, 2005.

Lawrence Allen Baird, Director, Age 65, 2579 S 500 West, Tipton, Indiana 46072.

Since 1962, Mr. Baird has been farming in the Tipton, Indiana area and he is currently the owner and operator of Baird Farms, a 3,000-acre crop farming operation. Mr. Baird has been a seed sales representative for Pioneer Hi-Bred International, Inc. since 1973. Mr. Baird has served as a director since December 7, 2005.

Larry J. Barnette, Director, Age 56, 3247 North 300 East, Portland, Indiana 47371.

Mr. Barnette has been the operations manager of LPI Transportation and LPI Excavation since 1978. He also has a 200-acre grain farm in the Portland, Indiana area. He is a former member of the board of directors for the Jay County Farm Bureau. Mr. Barnette has served as a director since our inception.

G Melvin Featherston, Director, Age 83, 14740 River Road, Noblesville, Indiana 46062.

Mr. Featherston began his farming career in 1943, and is now semi-retired. He currently manages Featherston Farm, LLC, an approximately 2,200-acre farming operation located throughout Randolph County, Wayne County and Shelby County, Indiana. Mr. Featherston has served as a director since December 7, 2005.

Jeremey Jay Herlyn, Director, Age 36, 631 SW 15th, Richmond, Indiana 47374.

Mr. Herlyn has been employed as our plant manager since June 2008. He was previously employed by Land O’Lakes Purina Feed, LLC in Richmond, Indiana, where he served as the plant manager from 1994 through June 2008. He received a bachelor’s of science in agricultural engineering from South Dakota State University in 1994. Mr. Herlyn served as a director from December 7, 2005 until May 19, 2008. Mr. Herlyn resigned from our Board of Directors on May 19, 2008.

Barry Hudson, Director, Age 68, 1525 S Meridian, Portland, Indiana 47371.

Mr. Hudson was the chairman of the board and president of First National Bank in Portland, Indiana. He retired from First National Bank in March 2005 after 22 years of service. Mr. Hudson served as a director from December 7, 2005 until November 24, 2008. Mr. Hudson resigned from the board of directors effective November 24, 2008.

Lee James Kunzman, Director, Age 65, 4740 Pennington Ct, Indianapolis, Indiana 46254.

Mr. Kunzman is the vice president and general manager for Hemelgarn Racing Inc. since 1984. Since 2002, he has served as a director of Hemelgarn/Johnson Motorsports, LLC. He also served as the vice president of Kunzman Motor Co Inc. from 1972 to 1979. Mr. Kunzman has served as a director since December 7, 2005.

Robert L. Morris, Director, Age 62, 9380 W. CR 1000 South, Losantville, Indiana 47354.

Mr. Morris has been a practicing certified public accountant for the past 34 years. He has been a practicing certified public accountant in Winchester, Indiana for the past 28 years and currently owns and operates Robert L. Morris & Co., P.C. He also is a member of the Randolph County Revolving Loan Board and has served as an advisory board member for the Winchester office of Mutual Federal Savings Bank since 1985. Mr. Morris received a bachelor’s degree in accounting from Ball State University in 1968. Mr. Morris has served as a director since our inception.

John Nelton Shanks II, Director, Age 62, 349 N 500 W, Anderson, Indiana 46011.

Mr. Shanks has been a practicing attorney since 1971. Since 2003, he has been practicing as Shanks Law Office. Prior to that, Mr. Shanks was a partner at Ayres, Carr and Sullivan, P.C. He is also a registered civil mediator, a public and governmental affairs consultant and a licensed Indiana insurance agent. Mr. Shanks was admitted to practice before the Supreme Court of Indiana in 1971, the United States District Court for the Southern District in Indiana in 1971, and the United States Court of Appeals for the Seventh Circuit in 1972. Mr. Shanks is also a member of the Indiana State Bar Association. Since August 2005, Mr. Shanks has served as a Title IV-D Commissioner for the Unified Courts of Madison County, Indiana. He received his bachelor of arts from Indiana University in 1968, and then went on to Indiana University School of Law, graduating in 1971 with a doctorate of jurisprudence. Mr. Shanks served as a director from December 7, 2005 until November 24, 2008. Mr. Shanks resigned from the Board of Directors effective November 24, 2008.

Michael Alan Shuter, Director, Age 57, 6376 N 300 W, Anderson, Indiana 46011.

Since 1973, Mr. Shuter has been the owner and operator of Shuter Sunset Farms, Inc., a farming operation which includes 3,200 acres of corn and soybeans, an 8,000-head wean to finish hog operation, and 35 head beef cow herd. He graduated from Purdue University in 1972 with a bachelors of science in agricultural economics. Mr. Shuter has served as a director since December 7, 2005.

Andrew Zawosky Jr., Director, Age 67, 50 Celestial Way # 208, Juno Beach, Florida 33408.

Mr. Zawosky was the owner and operator of Zawosky Trucking in Greenville, Ohio for nearly 25 years. He retired from General Motors in 1994 after 30 years of service. He graduated from Penn State with a bachelor’s of science degree in engineering in 1962. Mr. Zawosky has served as a director since December 7, 2005.

Biographical Information of Appointed Directors

David Mathews Dersch, Director, Age 71, 15 Valerie Drive, Greenville, South Carolina 29615.

In 1987, Dr. Dersch co-founded S & S Steel Corporation in Anderson, Indiana. He has also served as a member of the Dean’s Council of Indiana University Medical School for the past 15 years and has been a member of the Board of Directors of Bob Jones University in Greenville, South Carolina for the last 10 years. He was a practicing physician for OB-GYN, PC since 1969, and is now retired. Dr. Dersch graduated from the University of Indiana. Dr. Dersch has served as a director since December 7, 2005. In January 2007, Dr. Dersch appointed himself to serve as a director. Dr. Dersch will serve indefinitely at the pleasure of the appointing member.

Curtis Allan Rosar, Director, Age 69, 3587 Wernle Road, Richmond, Indiana 47374.

Since 1982, Mr. Rosar has served as the president of C. Allan Rosar and Associates which manages family investments and various partnerships. He is a former director on the Wayne County Foundation, where he continues to serve on the investment committee. Mr. Rosar is also a director of the Reid Hospital and Health Care Governing Board, and serves on the executive committee and on the finance committee. He received a bachelor’s degree in industrial engineering in 1962 from Lehigh University, Bethlehem, Pennsylvania. Mr. Rosar has served as a director since December 7, 2005. In January 2007, Mr. Rosar appointed himself to serve as a director. Mr. Rosar will serve indefinitely at the pleasure of the appointing member.

Matthew Sederstrom, Director, Age 35, 605 Jefferson Circle, Marshall, MN 56258.

Mr. Sederstrom is employed by Fagen, Inc. as the vice president of marketing and project development. The Company executed a design-build agreement with Fagen, Inc. to design and build our ethanol plant. Mr. Sederstrom has been employed with Fagen, Inc. since June 2001. Prior to his employment with Fagen, Inc. he was employed by Schott Corporation beginning in 1999 as a marketing representative. Mr. Sederstrom was appointed to the board of directors by Fagen, Inc. in January 2007. Mr. Sederstrom’s appointment ended effective December 31, 2007.

Stephen L. Clark, Director, Age 66, 1625 North Gatewood, Wichita, KS 67206.

Mr. Clark is President of Clark Investment Group in Wichita, Kansas and has been involved in real estate development since 1960. He has a degree in business administration from Wichita State University. After college, he achieved the rank of Captain as a fighter pilot for the U.S. Air Force. He was a founding partner in a group that became the first, and largest, Godfather’s Pizza franchisee east of the Mississippi. He built and operated over 100 Godfather’s restaurants, a venture that was eventually taken public in 1983. In 1979, Mr. Clark entered the self- storage industry. Having replicated his initial concept, Security Self-Storage® is now a subsidiary of Clark Investment Group with over 50 properties in several states. He currently serves on the boards of Kansas Ethanol, Intrust Bank and the Wichita YMCA. He is also a past chair of both the WSU Foundation and Wichita State’s National Advisory Council. Mr. Clark was appointed to the board of directors by the Stephen L Clark Family Partnership, LP in January 2007. Mr. Clark will serve indefinitely at the pleasure of the appointing member.

Dr. L. Marshall Roch, II, Director, Age 74, 2006 East Robinwood Drive, Muncie, IN 47304.

Dr. Roch is the founder, chief executive officer and a director of Eye Center Group, LLC. The Eye Center Group is a group medical practice with about 25 physicians and operates four surgery centers. Dr. Roch was appointed to the board of by Roch Investment, LLC in January 2007. Dr. Roch will serve indefinitely at the pleasure of the appointing member.

Lawrence A. Lagowski, Director, Age 56, 600 North Buffalo Grove Road, Suite 300, Buffalo Grove, IL 60089

Mr. Lagowski is the chief financial officer of Indeck Energy Services, Inc. Mr. Lagowski was appointed to the board of directors by Indeck Energy Services, Inc. in January 2007. Mr. Lagowski will serve indefinitely at the pleasure of the appointing member.

Biographical Information of Officers and Significant Employees

Techia Brewer, Chief Financial Officer, Age 41, 11378 E. N. Street, Marion, IN 46952

Ms. Brewer served as the Controller for Central Indiana Ethanol, LLC for two years. Prior to that Ms. Brewer had served as a Controller for National Machinery & Conveyor from June 2004 to March 2006. In addition, she served as the Controller for NX Communications, LLC from June 2003 to April 2004 and as the Controller for ALH Building Systems from November 2001 to June 2003. Ms. Brewer received her Bachelor of Science Accounting Systems degree from Taylor University in 1990.

Jeff Painter, Chief Executive Officer/General Manager, Age 51, 701 Wintergreen Drive, Yorktown, IN 47396

Mr. Painter has been serving as our general manager since March 2007. He was appointed as our chief executive officer effective November 1, 2008. Mr. Painter has been in the Agricultural Business for the past 30 years. Most of those years have been spent as a grain merchandiser and/or facility manager for grain companies located in Indiana, Illinois, and Ohio. Most recently, he was the Commodities Manager at an ethanol facility in east central Illinois for 10 months before taking over as General Manager from March of 2005 to March of 2007. Mr. Painter grew up in New Castle, Indiana on a family farm that operated a corn and soybean business and hog and cattle operations. After graduation, he attended Purdue University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 15, 2008 we had the following persons or entities known by us to be the beneficial owners of more than 5% of the outstanding units:

		Amount and
		Nature of	Percent
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership	of Class

Membership Units	Stephen L. Clark 1625 North Gatewood Wichita, KS 67206	950 units(1)	6.50%

(1)	All units are owned by Stephen L. Clark Family Partnership, LP. Stephen L. Clark is the sole managing member of Clark Family General, LLC which is the general partner of Stephen L. Clark Family Partnership, LP.

SECURITY OWNERSHIP OF MANAGEMENT

As of December 15, 2008, members of our Board of Directors, executive officers and director nominees own membership units as follows:

		(3) Amount and
	(2) Name and Address of	Nature of		(4) Percent
(1) Title of Class	Beneficial Owner	Beneficial Ownership		of Class

Membership Units	Troy Prescott 3780 N. 250 East Winchester, IN 47394	82 units		0.56%
Membership Units	Thomas Chalfant 12028 W. 700 North Parker City, IN 47368	57 units		0.39%
Membership Units	Dale Schwieterman 3924 CR 716 A Celina, OH 45822	46 units		0.31%
Membership Units	Robert E. Anderson 5737 E. 156th Street Noblesville, IN 46062	56 units		0.38%
Membership Units	Lawrence Allen Baird 2579 S. 500 West Tipton, IN 46072	48 units		0.33%
Membership Units	Larry J. Barnette 3247 N. 300 East Portland, IN 47371	26 units		0.18%
Membership Units	Ralph Brumbaugh P.O. Box 309 Arcanum, OH 45304	100 units		0.68%
Membership Units	Thomas C. Chronister 440 Kerr Island North Rome City, IN 46784	68 units		0.47%
Membership Units	Robert John Davis 4465 N. Co. Rd. 100 East New Castle, IN 47362	36 units		0.25%
Membership Units	David Matthew Dersch 305 N. Greenbriar Rd. Muncie, IN 47304	667 units	(1)	4.57%
Membership Units	G. Melvin Featherston 14740 River Rd. Noblesville, IN 46062	106 units	(2)	0.73%
Membership Units	John W. Fisher P.O. Box 1408 Muncie, IN 47308	238 unit	s(3)	1.63%
Membership Units	Everett Hart 6934 Bradford Children’s Home Rd. Greenville, OH 45331	100 units		0.68%
Membership Units	Lee James Kunzman 4740 Pennington Ct. Indianapolis, IN 46254	20 units		0.14%
Membership Units	Cyril George LeFevre 1318 Fox Rd. Fort Recovery, OH 45846	36 units		0.25%

		(3) Amount and
	(2) Name and Address of	Nature of		(4) Percent
(1) Title of Class	Beneficial Owner	Beneficial Ownership		of Class

Membership Units	Robert L. Morris 9380 W. CR 1000 S. Losantville, IN 47354	32 units		0.22%
Membership Units	Curtis Allan Rosar 3587 Wernle Rd. Richmond, IN 47374	416 units	(4)	2.85%
Membership Units	Michael Alan Shuter 6376 N. 300 West Anderson, IN 46011	26 units		0.18%
Membership Units	Steven John Snider 7290 Langdon Rd. Yorktown, IN 47396	40 units		0.27%
Membership Units	Jerrold Lee Voisinet 450 Garby Rd. Piqua, OH 45356	24 units		0.16%
Membership Units	Andrew J. Zawosky 50 Celestial Way # 208 Juno Beach, FL 33408	120 units		0.82%
Membership Units	Stephen L. Clark 1625 North Gatewood Wichita, KS 67206	950 units	(5)	6.50%
Membership Units	Dr. L. Marshall Roch, II 2006 East Robinwood Drive Muncie, IN 47304	500 units	(6)	3.42%
Membership Units	Lawrence A. Lagowski 600 North Buffalo Grove Road, Suite 300 Buffalo Grove, IL 60089	410 units	(7)	2.81%
Membership Units	All Directors and Officers as a Group	4,204 units		28.78%

(1)	Six hundred units are owned by Dersch Energy, LLC and Dr. Dersch is a principal of Dersch Energy, LLC. Twenty units are held by the David M. Dersch IRA, six units are held by Dr. Dersch’s wife Donna and one unit is held by the Donna Dersch IRA.

(2)	Sixty units are owned by Melrock Farms, LLC and G. Melvin Featherston is a principal of Melrock Farms, LLC.

(3)	One hundred units are owned by Ball Brothers Foundation and sixty units are held by Fisher Properties of Indiana, Inc. and John W. Fisher is a principal of Ball Brothers Foundation and Fisher Properties of Indiana, Inc.

(4)	Forty units are owned by the Marian Rosar Irrevocable Trust. Forty units are owned by Rosar Family, LP; One hundred units are owned by Devco Realty; and twenty units are owned by Quad Investments. Curtis Allan Rosar is a principal of Rosar Family, LP, Devco Realty and Quad Investments. In addition, ten units are owned by Naomi C. Kaeuper Revocable Living Trust.

(5)	All units are owned by Stephen L. Clark Family Partnership, LP and Stephen L. Clark is the sole managing member of Clark Family General, LLC which is the general partner of Stephen L. Clark Family Partnership, LP.

(6)	Four hundred units are owned by Roch Investment, LLC and one hundred units are owned by L Marshall Roch II Conversion IRA.

(7)	Four hundred units are owned by Indeck Energy Services, Inc. and Mr. Lagowski is the representative selected by Indeck Energy Services, Inc. to serve on our Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2008.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

The Board of Directors generally meets once per month. The Board of Directors held 13 regularly scheduled and special meetings during the fiscal year ended September 30, 2008. All of the directors attended at least 75% of the meetings of the Board of Directors during the fiscal year ended September 30, 2008, with the exception of Lawrence Allen Baird, Larry Barnette, Steven Clark, John Fisher, Lee Kunzman, Michael Shuter, Lawrence Lagowski, Barry Hudson, John Shanks and Ralph Brumbaugh.

The Board of Directors does not have a formal process for holders of membership units to send communications to the Board of Directors. The Board of Directors feels this is reasonable given the accessibility of our directors. Members desiring to communicate with the Board of Directors may do so by contacting a director via our website, fax, phone or in writing. The names of our directors are listed on our website at http://www.cardinalethanol.com.

The Board of Directors does not have a policy with regard to directors’ attendance at annual meetings. This is the first annual meeting of the Company at which election of the directors and other action will occur. The Company held an information meeting in 2008, which was attended by 16 of the directors. Due to this high attendance record, it is the view of the board of directors that such a policy is unnecessary.

Director Independence

Our independent directors are Robert Anderson, Lawrence Baird, Larry Barnette, Stephen Clark, Ralph Brumbaugh, Thomas Chalfant, Thomas Chronister, Robert Davis, David Dersch, G. Melvin Featherston, John Fisher, Everett Leon Hart, Lee James Kunzman, Cyril George LeFevre, Robert Morris, Curtis Rosar, Michael Shuter, Steven Snider, Jerrold Voisinet, and Andrew Zawosky. In addition, our former directors, Jeremey Herlyn, Barry Hudson and John Shanks II were considered independent. Our directors that are not independent are Dale Schwieterman, Troy Prescott. In addition, our former director, Matt Sederstrom was not considered independent. The determination of independence is made by reference to NASDAQ rule 4200 and 4350. Dale Schwieterman and Troy Prescott are not considered independent in that they served as our executive officers throughout a portion of fiscal year 2008. Matt Sederstrom was not considered independent because of his position with our design-builder, Fagen, Inc. Mr. Sederstrom is employed by Fagen, Inc. as the vice president of marketing and project development.

Audit Committee

The Company became a reporting organization in June 2006. The Board of Directors created an audit committee in August 2006 which operates under a charter adopted by the Board of Directors on August 26, 2006, a copy of which is attached to this Proxy Statement as Appendix I. Under the charter, the audit committee must have at least three members. The Board of Directors appointed Dale Schwieterman, John W. Fisher, Tom Chronister and Tom Chalfant to the audit committee. The Board of Directors has determined that Mr. Schwieterman will serve as the audit committee’s financial expert as defined in Item 407 of Regulation S-B.

The audit committee is exempt from independence listing standards because our securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, John W. Fisher, Tom Chronister and Tom Chalfant are

independent within the definition of independence provided by NASDAQ rules 4200 and 4350. Dale Schwieterman is not considered independent in that he served as an executive officer throughout a portion of 2008.

Beginning with the first meeting of the newly formed audit committee in August 2006, audit issues were specifically addressed by the Audit Committee during the four audit committee meetings that were held during the fiscal year ended September 30, 2008. All of our audit committee members attended at least 75% of the audit committee meetings.

Audit Committee Report

The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The audit committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Board reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2008. The committee has discussed with Boulay, Heutmaker, Zibell & Co., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co., as required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors’ independence. The Board has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Form 10-QSB are compatible with maintaining Boulay, Heutmaker, Zibell & Co.’s, independence.

Based on the reviews and discussions referred to above, the Board of Directors determined that the audited financial statements referred to above be included in the Annual Report accompanying this proxy statement for the fiscal year ended September 30, 2008.

Audit Committee

Dale Schwietman
John W. Fisher
Tom Chronister
Tom Chalfant

Independent Registered Public Accounting Firm

The audit committee selected Boulay, Heutmaker, Zibell & Co., as independent registered public accountants for the fiscal year October 1, 2007 to September 30, 2008. A representative of Boulay, Heutmaker, Zibell & Co., is expected to be present at the annual meeting of members, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by the principal independent registered public accountants (Boulay, Heutmaker, Zibell & Co.) to the Company from October 1, 2007 through the Company’s fiscal year ended September 30, 2008 are as follows:

Category	Year	Fees

Audit Fees(1)	2008		$100,000
	2007		$85,000
Audit-Related Fees	2008	$
	2007	$
Tax Fees	2008	$
	2007	$
All Other Fees	2008	$
	2007	$

(1)	Audit fees also consist of review of statutory and regulatory filings and research and consultation related to such filings.

Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by the audit committee.

One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our Board of Directors.

Nominating Committee

The Nominating Committee of the Board of Directors operates under a charter adopted by the Board of Directors in September 2008, which is included in an appendix to this 2009 Proxy Statement. Under the charter, the nominating committee must have at least three members. The Board of Directors appointed Andrew Zawosky, Troy Prescott, Cyril LeFevre, John Fisher, Robert Anderson and G. Melvin Featherston to the nominating committee. The chair of the nominating committee is Andrew Zawosky. The nominating committee held one meeting during the fiscal year ended September 30, 2008. All of our nominating committee members attended at least 75% of the nominating committee meetings.

Based upon the size of the Company and the Board’s familiarity with the Company since inception, the Board also has determined that each of the directors is qualified to suggest nominees for consideration to the nominating committee. Pursuant to our operating agreement, this is the first year since the Company’s inception that directors are to be elected. The major responsibilities of the nominating committee are to:

•	Develop a nomination process for candidates to the board of directors;

•	Establish criteria and qualifications for membership to the board of directors;

•	Identify and evaluate potential director nominees;

•	Fill vacancies on the board of directors;

•	Recommend nominees to the board of directors for election or re-election.

The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, with the exception of Troy Prescott, all of the members of our nominating committee are independent within the definition of independence provided by NASDAQ Rule 4200. Troy Prescott is not considered independent because he served as our president until November 1, 2008.

Nominations for the election of directors may also be made by any member entitled to vote generally in the election of Directors. In accordance with the Company’s operating agreement, a member desiring to nominate one or more persons for election as a director for the 2009 Annual Meeting must submit written notice of such intent either by personal delivery or regular mail to the Secretary of the Company at least 30 days prior to the date of the date of the 2009 Annual Meeting. This notice must contain: (i) the name and address of record of the member who intends to make the nomination; (ii) a representation that the member is the holder of units of the Company entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (v) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of the Company if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent of the then outstanding units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.

Compensation Committee

All the members of the Board of Directors serve as the compensation committee for the fiscal year ended September 30, 2008. The compensation committee does not operate under a charter and it does not have a policy with regard to the evaluation and determination of compensation for directors and executive officers. The compensation committee has direct responsibility with respect to the compensation of the Company’s chief executive officer and chief financial officer and oversees the compensation of our other executive officers. The compensation committee has the overall responsibility for approving and evaluating our director and executive compensation plans, policies and programs.

The compensation committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, with the exception of Troy Prescott and Dale Schwieterman and our former director Matt Sederstrom, all of the members of our Board of Directors are independent within the definition of independence provided by NASDAQ Rule 4200. Troy Prescott, and Dale Schwieterman are not considered independent if that they served as our executive officers throughout a portion of our 2008 fiscal year. Matt Sederstrom was not considered independent because of his position with our design-builder, Fagen, Inc.

MEMBER PROPOSALS AND NOMINATIONS FOR DIRECTOR POSITIONS

Member Proposals

In order to be considered for inclusion in our 2010 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company by October 20, 2009 (approximately 120 days prior to the estimated date for the 2010 Annual Meeting). The Company suggests that proposals for the 2010 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2010 annual meeting of members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than December 24, 2009 (approximately 45 days prior to the estimated date for the 2010 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2010 annual meeting by December 24, 2009, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does not receive notice of a member proposal intended to be submitted to the 2010 annual meeting by December 24, 2009, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

Director Nominations

Nominations for the election of Directors may also be made by any member entitled to vote generally in the election of Directors. The nominations for our next annual meeting must be received our secretary by October 20, 2009 (approximately 120 days prior to the estimated date for the 2010 Annual Meeting). This notice must contain: (i) the name and address of the member who intends to make the nomination; (ii) a representation that the member is a holder of units of Cardinal Ethanol entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (v) such other information regarding each nominee proposed by the member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of Cardinal Ethanol if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of our outstanding units that clearly sets forth the proposed candidate as a nominee of the Director’s seat to be filled at the next election of Directors. If a presiding officer at a meeting of the members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During our fiscal year ended September 30, 2008, we did not engage in any related party transaction involving an amount greater than the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The general philosophy of Cardinal Ethanol is to provide competitive levels of compensation that are influenced by our performance, that reward individual achievements, and that enable us to retain qualified executives. Compensation consists primarily of annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions.

Executive Officer Compensation

The following table summarizes all compensation paid or payable by the Company during the last two fiscal years to our Chief Executive Officer and our Chief Financial Officer. We did not have any compensatory security option plan or any other plan for long term compensation of our executive officers and directors in place as of September 30, 2008. Further, as of September 30, 2008, none of our Directors or Officers had any options, warrants, or other similar rights to purchase securities of the Company.

				Stock	Option	All Other		Total
Name and Principal	Fiscal	Salary	Bonus	Awards	Awards	Compensation		Compensation
Position	Year	($)	($)	($)	($)	($)		($)

Jeff Painter, Chief Executive Officer(1)	2008	158,400	—	—	—	—		158,400
Jeff Painter, Chief Executive Officer	2007	126,000	30,000	—	—	14,792	(2)	170,792
Techia Brewer, Chief Financial Officer	2008	60,577	5,000					65,577
Techia Brewer, Chief Financial Officer	2007	—	—	—	—	—		—

(1)	Jeff Painter has been serving as our General Manager since January 2007. On November 1, 2008 he was also appointed as our CEO by our Board of Directors.

(2)	Includes $14,792 in moving expenses that were reimbursed by the Company.

Our Chief Executive Officer and our Chief Financial Officer are eligible to participate in the Company’s defined contribution plan. In July 2008, the Company approved a defined contribution plan available to all of its qualified employees. The Company contributes up to 100% of the contributions of the employee up to 3% of the eligible salary of each employee. In order to receive a contribution, the employee must have worked 1,000 hours in the plan year and be employed as of the last day of the calendar year. The Company is contributing $2,052.00 on behalf of Mr. Painter as of December 31, 2008 and $1,142.29 for Ms. Brewer as of December 31, 2008.

Employment Agreement with Executive Officers

On January 22, 2007, Cardinal Ethanol, LLC (the “Company”) entered into an Employment Agreement with Jeff Painter. Under the terms of the agreement, Mr. Painter is serving as the Company’s general manager. The initial term of the agreement is for a period of three years unless the Company terminates Mr. Painter’s employment “For Cause” as defined in the agreement. In the event, Mr. Painter’s employment is terminated by the Company, other than by reason of a termination “For Cause”, then the Company will continue to pay Mr. Painter’s salary and fringe benefits through the end of the initial three year term. At the expiration of the initial term, Mr. Painter’s term of employment shall automatically renew on each one-year anniversary thereafter unless otherwise terminated by either party. For all services rendered by Mr. Painter, the Company agreed to pay to Mr. Painter an annual base salary of One Hundred Fifty-Six Thousand Dollars ($156,000). At the time the Company’s ethanol plant first began producing ethanol, Mr. Painter received a 10% increase to his base salary. In addition, to his base salary, Mr. Painter may be eligible for an incentive performance bonus during the term of his employment as determined by the Company’s Board of Directors in its sole discretion.

Director Compensation

Troy Prescott is currently serving as our Chairman and Tom Chalfant is currently serving as our Vice Chairperson. Dale Schwieterman is our treasurer and Steven Snider is our secretary. We do not compensate Mr. Prescott, Mr. Chalfant, Mr. Schwieterman or Mr. Snider for their service as officers.

We entered into a Project Development Fee Agreement with Troy Prescott under which we agreed to compensate Troy Prescott for his services as an independent contractor. On January 4, 2007, we paid Mr. Prescott $100,000 in satisfaction of our obligation under that agreement.

Other than reimbursement for expenses associated with their service as Directors, we do not have any other compensation arrangements with our Directors and Officers.

The following table sets forth all compensation paid or payable by the Company during the last fiscal year to our Directors during fiscal year ended September 30, 2008.

	Fees
	Earned or Paid	All Other
Name	in Cash	Compensation		Total

Dale Schwieterman		$941.82	(1)	$941.82
Troy Prescott		$318.86	(2)	$318.86

(1)	Includes reimbursement for mileage incurred in connection with services rendered to the Company and the Board of Directors.

(2)	Includes reimbursement for reasonable expenses incurred in connection with services rendered to the Company and the Board of Directors.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s 2008 Annual Report to security holders, including financial statements and the notes thereto, for the fiscal year ended September 30, 2008 accompanies the mailing of this Proxy Statement.

The Company will provide each member solicited a copy of the Form 10-KSB without charge. The written request for the Form 10-KSB should be directed to Troy Prescott, Chairman of Cardinal Ethanol, LLC at 1554 N. County Road 600 E., Union City, Indiana 47390. The Form 10-KSB is also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC’s internet site (www.sec.gov).

Appendix A

CARDINAL ETHANOL, LLC

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Purpose

The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) of Cardinal Ethanol, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•	Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•	Monitor the performance of the Company’s internal audit function and independent auditors;

•	Provide an avenue of communication among the independent auditors, management, and the Board; and

•	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

II.	Authority

The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:

•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;

•	Retain independent counsel and other advisers as it deems necessary in the performance of its duties;

•	Resolve any disagreements between management and the independent auditor regarding financial reporting;

•	Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;

•	Seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s requests — or external parties;

•	Meet with Company officers, external auditors, or outside counsel, as necessary;

•	Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•	Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

III.  Composition

1. Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.

2. The Committee shall be comprised of at least three independent directors of the Company (as defined in subparagraph 3 of this Article III below), all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.

3. A director will NOT be considered independent for purposes of this Article III, if such director:

(a) Is an employee of the Company or any current subsidiary of the Company;

(b) Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(c) Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(d) Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(e) Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

(f) Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;

4. Committee members and a Committee chair shall be recommended and appointed by the Board.

IV.	Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via teleconference or video-conference.

The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.

V.	Scope of Responsibilities and Duties

Charter Review

Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.

Financial Reporting

Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:

•	Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•	Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	“Quality of earnings” of the Company from a subjective as well as objective standpoint.

Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.

Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with SAS 61, which is attached to this charter as Exhibit 1.

Review disclosures made by Principal Executive Officer and Principal Financial Officer in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

Internal Control

Consider the effectiveness of the Company’s internal control system, including information technology, security and control.

Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

In the event the Company employs an internal audit department, the Committee shall:

Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.

Review the effectiveness of the internal audit function.

Independent Auditors

Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:

At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.

Present its conclusions with respect to the external auditor to the Board.

Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.

Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.

On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.

Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.

Present its conclusions with respect to the independent auditor to the Board.

Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.

Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.

Compliance

At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.

Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

Annually prepare such report and certification to unit holders as required by SEC regulations.

Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.

Other Audit Committee Responsibilities

Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.

As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.

Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.

Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.

Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

Appendix B

CARDINAL ETHANOL, LLC

Charter of the Nominating Committee of the Board of Directors

Pursuant to Section 5.4 of the Second Amended and Restated Operating Agreement of Cardinal Ethanol, LLC (the “Operating Agreement”), and in accordance with other provisions therein, the Board of Directors (“Board”) of Cardinal Ethanol, LLC (“Company”), established a Nominating Committee (“Committee”) on this 12th  day of September, 2008.

I. Purpose

The Committee’s role is to recommend candidates for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual member meetings.

II. Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities as it deems appropriate in its sole discretion. Additionally, the Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates, including the authority to approve the search firm’s fees and other retention terms.

III. Composition

The Committee shall be comprised of at least three (3) members, the majority of whom shall meet the independency qualification requirements set forth in Section V.A of this Charter. The Committee may at any time have members, who are not directors, serving as Committee members. Each Committee member shall be elected by a majority vote of the directors and shall individually meet the requirements as may be set by the Board from time to time. The Board may remove a Committee member, with or without cause, by a majority vote of the directors, provided that the Board at all times assures the Committee maintains the requisite number and composition of Committee members herein provided. Directors appointed by Appointing Members pursuant to Section 5.3(c) of the Operating Agreement shall not be entitled to vote in the election or removal of Committee members described above and furthermore shall not be entitled to serve on the Committee.

Unless a Chairperson is appointed by the directors, the members of the Committee may designate a Chairperson by a majority vote of the full Committee. The Chairperson shall govern all regular and special sessions of the Committee, be responsible for the scheduling of regular meetings, and set agendas for all such meetings. The Chairperson shall serve until the expiration of his or her term or until his or her resignation, retirement, or removal and a successor has been appointed. If the Chairperson is absent from a meeting, another member of the Committee shall serve as chairperson for the purposes of that meeting.

IV. Duties and Responsibilities

The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to ensure that the nominating process and procedures of the Committee are in accordance with all Company requirements. In carrying out its responsibilities, the Committee will perform the following functions:

1. To identify, recruit, and evaluate candidates for Director’s positions on the Board and the committees thereof and to consider the performance of incumbent directors in determining whether to nominate them for re-election;

2. To make recommendations to the Board concerning the composition of the Board, including its size and qualifications for membership;

3. To develop a process to be used by the Committee in identifying and evaluating candidates for membership on the Board and the committees thereof;

(i) The Committee may consider potential director candidates recommended by members, provided that the proposed candidates satisfy any minimum qualifications of the Company for its directors.

(ii) The Committee may identify prospective directors from any reasonable source, including, but not limited to, the consultation of third-party director search services.

4. To evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist them in this evaluation. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board;

5. To annually present to the Board a list of candidates recommended for election to the Board at the annual meeting of members;

6. To present to the Board, as necessary, candidates for Committee membership and individuals recommended to fill vacancies that may occur on the Board; and

7. To perform any other activities consistent with this Charter, the Company’s Articles of Organization (as the same may be amended and/or restated and in effect from time to time), the Company’s Operating Agreement, and governing law, as the Committee or the Board deems necessary and appropriate.

V. Procedures and Eligibility Requirements

A.	Independency Requirements

The Committee has adopted a policy of maintaining a partially independent nominating committee. For the purpose of carrying out such policy, a nominating committee candidate will NOT be considered independent if such individual:

1. Receives any consulting, advisory, or other compensatory fees from the Company, other than Board or committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way upon continued service);

2. Is an “affiliated person” of the Company, as herein defined;

The term affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.

(i) A person will be deemed not to be in control of the Company for purposes of this section if such person or entity:

•	Is not a beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the Company;

•	Is not an executive officer of the Company.

(ii) The ownership requirement set forth in the previous subparagraph (i) does not create a presumption in any way that a person holding more than 10% of any class of the Company’s voting equity securities controls or is otherwise an affiliate of the Company.

The following will also be deemed affiliates:

(i) An executive officer of an affiliate;

(ii) A director who is also an employee of an affiliate;

(iii) A general partner of an affiliate; and

(iv) A managing member of an affiliate.

3. Is an employee of the Company or any current subsidiary of the Company; or

4. Has accepted or has an immediate family member who has accepted payments, during the immediately preceding calendar year, from the Company or any of its subsidiaries in excess of Sixty Thousand Dollars ($60,000), other than as compensation for Board or committee services, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation or certain permitted loans; or

5. Has an immediate family member who is employed, or has been employed within the preceding calendar year, by the Company or any of its subsidiaries as an executive officer; or

6. Is or has an immediate family member who is a partner or controlling member/shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs; or

7. Is or has an immediate family member who is employed, or has been employed within the preceding calendar year, as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity.

B.	Qualification Requirements

In recommending candidates to the Board, the Committee shall consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. The types of criteria the Committee shall take into account when identifying and evaluating potential candidates, shall include, but is not limited to the following:

1. The candidate’s agricultural, business, legal, technical/engineering, accounting, and financial background and experience;

2. The candidate’s community or civic involvement;

3. The candidate’s independence from the Company and his or her lack of potential conflict(s) with the Company that cannot be handled by fully disclosing the candidate’s interest in a given transaction or by abstaining from decisions of the board in which the candidate may have an interest. Candidates should not have, or appear to have, a conflict of interest that would unreasonably impair the candidate’s ability to represent the interests of all of the Company’s members or to fulfill the responsibilities of a director;

4. The candidate’s reputation for integrity, honesty, and adherence to high ethical standards. Candidates should have demonstrated business acumen, experience, and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision making process of the Company; and

5. The specific needs of the existing Board relative to any particular candidate so that the overall Board compensation reflects a mix of talents, experience, expertise, and perspectives appropriate to the Company’s circumstances.

The re-nomination of existing directors shall not be automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing director’s performance on the Board and on any committee on which such director serves, which shall include attendance at Board and committee meetings and consideration of the extent to which such director(s) undertook continuing education programs.

C.	Meetings

The Committee shall meet at least two times annually. Additional meetings may occur as the Committee or its Chairperson deems advisable. The Committee will keep minutes at each of its meetings and such meeting minutes will be provided to the Board. Committee members will be furnished with copies of the minutes of each meeting. The Committee is governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board and set forth in the Operating Agreement. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with any provision of this Charter, the Company’s Operating Agreement, and the laws of the State of Indiana.

CARDINAL ETHANOL, LLC
2009 Annual Meeting — Wednesday, February 11, 2009
For Unit Holders as of January 13, 2009
Proxy Solicited on Behalf of the Board of Directors

Member Name:
Please print clearly

Telephone Number:

Number of Units Owned:

ELECTION OF EIGHT DIRECTORS

You may vote for EIGHT nominees but no more than eight. You may withhold authority to vote for any nominee by striking out the name of any nominee.

		For	Abstentions

Thomas Chalfant, Incumbent	>>>	☐	☐
Troy Prescott, Incumbent	>>>	☐	☐
Thomas Chronister, Incumbent	>>>	☐	☐
John Fisher, Incumbent	>>>	☐	☐
Jerry Voisinet, Incumbent	>>>	☐	☐
Robert Davis, Incumbent	>>>	☐	☐
Cy LeFevre, Incumbent	>>>	☐	☐
Dale Schwieterman, Incumbent	>>>	☐	☐
Everett Hart, Incumbent	>>>	☐	☐
Ralph Brumbaugh, Incumbent	>>>	☐	☐
Steven Snider, Incumbent	>>>	☐	☐

Signature:
Date:
Signature:
Date:

Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney, executor, administrator, trustee or guardian, please note that fact.

Vote by Mail or Facsimile:
1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card
3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (765) 964-3349 no later than 5:00 p.m. EST on Monday, February 9, 2009

By signing this proxy card, you appoint Thomas Chalfant, Vice Chairman and Dale Schwieterman, Treasurer, jointly and severally, each with full power of substitution, as Proxies to represent you at the 2009 Annual Meeting of the Members to be held on Wednesday, February 11, 2009, at the Winchester High School in Winchester, Indiana, and at adjournment thereof, on any matters coming before the meeting. Registration for the meeting will begin at 5:00 p.m. and the 2009 Annual Meeting will commence at approximately 6:00 p.m., EST.

Please specify your choice by marking the appropriate box for each matter. The Proxies cannot vote your units unless you sign and return this card. For your proxy card to be valid, it must be received by the Company by 5:00 p.m. EST on Monday, February 9, 2009.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. If you do not mark any boxes, your units will be voted FOR Thomas Chalfant, Troy Prescott, Thomas Chronister, John Fisher, Jerry Voisinet, Robert Davis, Cy LeFevre, and Dale Schwieterman.